UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

January 10, 2011
Date of Report (date of Earliest Event Reported)

Sara Creek Gold Corp.
(Exact Name of Registrant as Specified in its Charter)

NEVADA	000-52892	98-0511130
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)
5348 Vegas Drive, #236
Las Vegas, NV 89108
 (Address of principal executive offices and zip code)

702-952-9677
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On January 10, 2011, the Board of Directors of Sara Creek Gold Corp. (the “Company”) approved a reverse split off all of the Company’s issued and outstanding shares of common stock at a ratio of 30:1. Such reverse split will not result in a change in the Company’s authorized number of shares, which is 750,000,000 shares. The Company is working to provide the necessary forms to FINRA to effect such reverse split in the market and expects to complete the same by the first week of February 2011.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SARA CREEK GOLD CORP.

Date: January 19, 2011                                                                           By:           /s/ JEAN POMERLEAU_______
Name:                       Jean Pomerleau
Title:           President